The Dreyfus Socially Responsible

Growth Fund, Inc.

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             The Dreyfus Socially Responsible Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul A. Hilton and Maceo K. Sloan.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-cap stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in The Dreyfus Socially Responsible Growth Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton and Maceo K. Sloan, Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended December 31, 1999, The Dreyfus Socially Responsible Growth Fund, Inc. produced a total return of 30.08%.(1) In contrast, the fund's benchmark, the Standard & Poor's 500((reg.tm)) Composite Stock Price Index (" S& P 500" ), produced a total return of 21.03%, and the Dow Jones Industrial Average produced a total return of 27.29% for the same period.(2

We are very pleased with the fund's returns and attribute our strong performance to our emphasis on technology stocks, a market sector that performed exceptionally well over the past year, and an area in which we made good stock-selection choices. Our holdings in the consumer cyclical and health care
sectors    also    helped    drive    the    fund'   s    performance.

What is the fund's investment approach?

The  fund  seeks  to  provide  capital  growth  by  investing  in  high quality,
growth-oriented   companies   that  generally  exhibit  three  characteristics:
improving profitability measurements, a pattern of consistent earnings and reasonable prices. To pursue this goal, the fund invests primarily in the common stock of companies that, in the opinion of the fund' s management, meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of
life    in    America.

What other factors influenced the fund's performance?

When the reporting period began, many overseas economies were starting to show early signs of recovery from the fall 1998 economic crises. As global economies continued to strengthen throughout the year, investors became more comfortable holding riskier assets. During the short period from April through May, market sentiment moved away from domestic large-cap growth stocks to include a broader


                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

group of companies. However, by the end of the summer and through the end of the year, the equity markets once again narrowed, favoring large-cap growth names

While the equity markets recorded strong gains during 1999, those gains were accompanied by heightened volatility in a rising interest-rate environment. In fact, only a few sectors of the equity markets performed well this past year. Most of the gains were limited to technology and, to a lesser degree, telecommunications stocks. Our emphasis on these sectors benefited the fund.

What is the fund's current strategy?

We have continued to maintain our strategy of seeking companies that produce consistent earnings but are reasonably priced. While we currently plan to maintain our emphasis on technology and health care stocks, we have also begun to increase our exposure to financial stocks because we believe that their valuations have become attractive. In our view, many financial companies have become adept at maintaining their companies' growth rates in rising interest-rate environments. We are particularly interested in companies with a large percentage of their business in fee-based accounts because we believe that they are best positioned to improve their earnings regardless of the direction of interest rates.

Can you give us an update on recent activity in the field of socially responsible investing?

In our last report, we discussed a shareholder resolution facing Home Depot, the large home improvement retailer, to stop the sale of building products made from old-growth wood. We voted in favor of this resolution. On August 26, 1999, Home Depot' s President and CEO, Arthur M. Blank, pledged to stop selling wood products from environmentally sensitive areas and, by the end of the year 2002, to eliminate wood from endangered areas from all of its stores. We are pleased with Home Depot' s actions, which have apparently started a trend among other home improvement retailers, such as HomeBase, the Irvine, California-based chain, and Wickes Lumber. It is expected that several other home improvement
retailers   will   follow   the   lead   set   by   these   three   companies.


In other industry news, on November 4, 1999, the Social Investment Forum, a nonprofit organization dedicated to promoting socially and environmentally responsible investing, released a report stating that more than $2 trillion is invested in the U.S. today in a socially responsible manner, reflecting an 82% rise from 1997 levels. However, what may be even more significant is the rise of socially responsible assets versus the growth of overall stock market investing. According to the report, socially responsible assets grew at roughly twice the rate of all U.S. assets under management, which climbed 42% during the same time period.(3)

We are very pleased with the findings of the report and believe it clearly illustrates that a growing number of Americans are investing their money in a fashion that is aligned with their social and environmental values.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. BOTH THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE ARE WIDELY ACCEPTED, UNMANAGED INDICES OF U.S. STOCK MARKET PERFORMANCE.

(3)  DATA COMPILED BY THE 1999 NELSON'S DIRECTORY OF INVESTMENT MANAGERS.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Socially
Responsible Growth Fund, Inc. and the Standard and Poor's 500 Composite Stock
Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         10/7/93           30.08%             28.66%            24.11%

(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The fund's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. ON 10/7/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/93 IS USED AS THE BEGINNING VALUE ON 10/7/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE FUND. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

December 31, 1999

COMMON STOCKS--95.6%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Omnicom Group                                                                                    83,000                8,300,000

CONSUMER NON-DURABLES--7.2%

Clorox                                                                                          194,800                9,813,050

Coca-Cola                                                                                       180,600               10,519,950

Kimberly-Clark                                                                                  170,000               11,092,500

Procter & Gamble                                                                                228,600               25,045,988

Quaker Oats                                                                                     125,900                8,262,188

                                                                                                                      64,733,676

CONSUMER SERVICES--3.1%

Gannett                                                                                         124,000               10,113,750

Time Warner                                                                                     237,300               17,189,419

                                                                                                                      27,303,169

ELECTRONIC TECHNOLOGY--19.8%

Cisco Systems                                                                                   341,600  (a)          36,593,900

Cree Research                                                                                   149,800  (a)          12,789,175

EMC                                                                                             156,000  (a)          17,043,000

Intel                                                                                           115,400                9,498,862

International Business Machines                                                                 112,200               12,117,600

Linear Technology                                                                               104,800                7,499,750

Lucent Technologies                                                                              91,200                6,822,900

Nokia, ADS                                                                                       60,900               11,571,000

Nortel Networks                                                                                  97,000                9,797,000

Sanmina                                                                                          53,000  (a)           5,293,375

Solectron                                                                                       110,000  (a)          10,463,750

Sun Microsystems                                                                                315,600  (a)          24,439,275

Tellabs                                                                                         212,800  (a)          13,659,100

                                                                                                                     177,588,687

ENERGY MINERALS--1.1%

BP Amoco, ADS                                                                                   168,400                9,988,225

FINANCE--16.3%

AFLAC                                                                                           230,000               10,853,125

American Express                                                                                111,000               18,453,750

American International Group                                                                    201,750               21,814,219

Capital One Financial                                                                           138,000                6,649,875

Citigroup                                                                                       343,700               19,096,831

Fannie Mae                                                                                      344,800               21,528,450

Marsh & McLennan Cos.                                                                           117,700               11,262,419

                                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Merrill Lynch                                                                                   208,700               17,426,450

Providian Financial                                                                             118,800               10,818,225

State Street                                                                                    116,300                8,497,169

                                                                                                                     146,400,513

HEALTH SERVICES--.4%

Cardinal Health                                                                                  83,000                3,973,625

HEALTH TECHNOLOGY--10.9%

Amgen                                                                                           216,800  (a)          13,021,550

Guidant                                                                                         177,600  (a)           8,347,200

Johnson & Johnson                                                                               115,900               10,793,187

Lilly (Eli) & Co.                                                                               212,200               14,111,300

Merck & Co.                                                                                     305,500               20,487,594

Pfizer                                                                                          358,500               11,628,844

Schering-Plough                                                                                 450,500               19,005,469

                                                                                                                      97,395,144

INDUSTRIAL SERVICES--1.0%

Halliburton                                                                                     231,000                9,297,750

PROCESS INDUSTRIES--2.1%

Avery Dennison                                                                                  154,800               11,281,050

Ecolab                                                                                          199,000                7,785,875

                                                                                                                      19,066,925

PRODUCER MANUFACTURING--3.7%

Illinois Tool Works                                                                              86,700                5,857,669

Miller (Herman)                                                                                 180,000                4,140,000

Minnesota Mining & Manufacturing                                                                134,200               13,134,825

Pitney Bowes                                                                                    204,600                9,884,737

                                                                                                                      33,017,231

RETAIL TRADE--8.1%

CVS                                                                                             143,500                5,731,031

Dollar General                                                                                  200,000                4,550,000

Gap                                                                                             272,800               12,548,800

Home Depot                                                                                      251,550               17,246,897

Safeway                                                                                         209,400  (a)           7,446,787

TJX Cos.                                                                                        304,000                6,213,000

Wal-Mart Stores                                                                                 268,400               18,553,150

                                                                                                                      72,289,665


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--13.7%

America Online                                                                                  102,800  (a)           7,754,975

BMC Software                                                                                    192,900  (a)          15,419,944

Compuware                                                                                       320,000  (a)          11,920,000

First Data                                                                                      196,900                9,709,631

Microsoft                                                                                       352,000  (a)          41,096,000

Oracle                                                                                          333,000  (a)          37,316,812

                                                                                                                     123,217,362

UTILITIES--7.3%

AES                                                                                             149,400  (a)          11,167,650

ALLTEL                                                                                           98,000                8,103,375

AT&T--Liberty Media Group, Cl. A                                                                217,800  (a)          12,360,150

MCI WorldCom                                                                                    266,700  (a)          14,151,769

SBC Communications                                                                              177,782                8,666,872

Vodafone AirTouch, ADR                                                                          223,250               11,050,875

                                                                                                                      65,500,691

TOTAL COMMON STOCKS

   (cost $585,850,006)                                                                                               858,072,663
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

Self Help Credit Union,

   5.41%, 3/20/2000                                                                             100,000                  100,000

U.S.TREASURY BILLS--5.1%

   5.20%, 1/13/2000                                                                          11,713,000               11,697,890

   5.02%, 1/20/2000                                                                           1,017,000                1,014,773

   4.96%, 2/3/2000                                                                              548,000                  545,819

   5.05%, 2/10/2000                                                                          18,650,000               18,553,952

   5.26%, 3/23/2000                                                                             171,000                  169,073

   5.17%, 3/30/2000                                                                          14,084,000               13,908,373

                                                                                                                      45,889,880

TOTAL SHORT-TERM INVESTMENTS

   (cost $45,970,660)                                                                                                 45,989,880
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $631,820,666)                                                            100.7%              904,062,543

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)              (6,524,039)

NET ASSETS                                                                                       100.0%              897,538,504

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           631,820,666   904,062,543

Cash                                                                    301,035

Dividends and interest receivable                                       347,778

Prepaid expenses                                                         16,815

                                                                    904,728,171
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           569,142

Payable for investment securities purchased                           6,500,936

Accrued expenses                                                        119,589

                                                                      7,189,667
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      897,538,504
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     625,308,749

Accumulated undistributed investment income--net                        154,805

Accumulated net realized gain (loss) on investments                   (166,927)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            272,241,877
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      897,538,504
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      22,972,964

NET ASSET VALUE, offering and redemption price per share ($)             39.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $11,121 foreign taxes withheld at source)     4,218,277

Interest                                                             1,182,523

TOTAL INCOME                                                         5,400,800

EXPENSES:

Investment advisory fee--Note 3(a)                                   4,867,764

Registration fees                                                       75,368

Custodian fees--Note 3(b)                                               51,412

Prospectus and shareholders' reports                                    43,319

Shareholder servicing costs--Note 3(b)                                  38,346

Professional fees                                                       35,462

Directors' fees and expenses--Note 3(c)                                  9,591

Loan commitment fees--Note 2                                             5,138

Miscellaneous                                                            8,816

TOTAL EXPENSES                                                       5,135,216

INVESTMENT INCOME--NET                                                 265,584
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             30,035,205

Net unrealized appreciation (depreciation) on investments          152,921,846

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             182,957,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               183,222,635

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                    ----------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            265,584             707,159

Net realized gain (loss) on investments        30,035,205          16,201,927

Net unrealized appreciation (depreciation)
   on investments                             152,921,846          72,812,354

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  183,222,635          89,721,440
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (110,779)            (738,546)

Net realized gain on investments             (29,821,669)         (17,127,023)

TOTAL DIVIDENDS                              (29,932,448)         (17,865,569)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 420,752,466         310,414,650

Dividends reinvested                           29,932,448          17,865,378

Cost of shares redeemed                     (184,233,771)        (198,226,018)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                266,451,143          130,054,010

TOTAL INCREASE (DECREASE) IN NET ASSETS      419,741,330          201,909,881
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           477,797,174          275,887,293

END OF PERIOD                                 897,538,504          477,797,174

Undistributed investment income--net              154,805               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,274,415           10,975,458

Shares issued for dividends reinvested            770,462              575,478

Shares redeemed                               (5,444,636)           (7,226,680)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,600,241            4,324,256

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            31.08          24.97          20.09          17.31         13.23

Investment Operations:

Investment income--net                                            .01(a)         .05            .09            .05           .08

Net realized and unrealized
   gain (loss) on investments                                    9.34           7.28           5.63           3.63          4.49

Total from Investment Operations                                 9.35           7.33           5.72           3.68          4.57

Distributions:

Dividends from investment income--net                            (.01)          (.05)          (.10)          (.05)         (.08)

Dividends from net realized gain
   on investments                                               (1.35)         (1.17)          (.74)          (.85)         (.41)

Total Distributions                                             (1.36)         (1.22)          (.84)          (.90)         (.49)

Net asset value, end of period                                  39.07          31.08          24.97          20.09         17.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                30.08          29.38          28.44          21.23         34.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .79            .80            .82            .95          1.27

Ratio of interest expense and
   loan commitment fees to
   average net assets                                             .00(b)         .00(b)         .00(b)         .01            --

Ratio of net investment income
   to average net assets                                          .04            .20            .46            .42           .70

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --             --            .03           .06

Portfolio Turnover Rate                                         70.84          67.60          58.50         126.41         88.52
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         897,539        477,797        275,887        114,570        31,657

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. NCM Capital Management Group, Inc. (" NCM" ) serves as the fund' s sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,527 during the period ended December 31, 1999, based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $32 million . . . . . . . . . . . . . . . . .       .10 of 1%

          In excess of $32 million to $150 million . . . . .       .15 of 1%

          In excess of $150 million to $300 million. . . . .       .20 of 1%

          In excess of $300 million. . . . . . . . . . . . .       .25 of 1%

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1999, the fund was charged $7,800 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $380 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $51,412 pursuant to the custody agreement.


(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

(D) During the period ended December 31, 1999, the fund incurred total brokerage commissions of $957,671, of which $11,885 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $665,622,454 and $442,202,850, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $272,241,877, consisting of $283,848,817 gross unrealized appreciation and $11,606,940 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

The Dreyfus Socially Responsible Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc., at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 2, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.0924 per share as a long-term capital gain distribution of the $1.3510 per share paid on December 29, 1999.

The fund also designates 69.73% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                                        The Fund

NOTES

                                                           For More Information

                        The Dreyfus Socially Responsible

                        Growth Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        NCM Capital Management Group, Inc.

                        103 West Main Street

                        Durham, NC 22705

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

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(c) 2000 Dreyfus Service Corporation                                  111AR9912